Lind Capital Partners Municipal Credit Income Fund

LCPMX

(the “Fund”)

Supplement dated March 31, 2022, to the Prospectus

and Statement of Additional Information (“SAI”) dated February 2, 2022

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The following provides new information about the Fund’s dividends and distribution policy contained in the current Prospectus. Effective immediately, the Fund will declare dividends daily and pay them monthly Please read it carefully along with the Fund’s Prospectus and SAI.

The following replaces in its entirety the “Distributions and Dividends” in the Prospectus.

The Fund will declare its income from dividends, interest, and other payments (collectively, “ordinary investment income”) daily and pay ordinary investment income monthly. The Fund will distribute its short and long-term gains, if any, annually at such time as the Board determines in its sole discretion. Unless a Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Shares and will be made at the NAV per share calculated on the next valuation date following the distribution. The Fund does not promise that it will achieve any level of distributions or that it will do so at a specific rate.

The Fund pays dividend distributions that will consist entirely of dividends that pass through the character of exempt interest earned by the Fund and are therefore not taxable to shareholder for regulator federal income tax purposes (exempt-interest dividends). The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all this market discount will be included in the Fund’s ordinary income and will be taxable to you as such when it is distributed. For investments that are not tax exempt, any related distributions are generally taxable to Shareholders.

If Fund distributions are funded from offering proceeds or borrowings, such distributions may constitute a return of capital and reduce the amount of capital available to the Fund for investment. The Fund has not established any limits on the extent to which the Fund may use offering proceeds to fund distributions. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. A return of capital is a return of a portion of the Shareholder’s original investment in the Fund. The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a Shareholder’s basis in the Shares and after the adjusted basis is reduced to zero, will constitute capital gain to such Shareholder (that is, will result in an increase of a Shareholder’s tax liability) when the Shareholder later sells or exchanges Shares of the Fund.

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The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. Since the shares are illiquid, shareholders may need other sources of cash to pay any taxes due.

The Fund might not distribute all or part of any net capital gain for a taxable year. If the Fund does not distribute all its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Considerations.”

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You should read this Supplement in conjunction with the Prospectus and SAI, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-833-615-3031.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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